NEWS RELEASE InvenTrust Properties Corp. Enters into a Private Placement Offering of $250 Million Senior Unsecured Notes DOWNERS GROVE, Ill. – April XX, 2026 – InvenTrust Properties Corp. (“InvenTrust” or the “Company”) (NYSE: IVT) today announced that it has signed a definitive note purchase agreement providing for a private placement of $250 million senior unsecured notes of which $50 million are designated as 5.09% Series A senior notes due June 29, 2029, $100 million are designated as 5.32% Series B senior notes due June 29, 2031, and $100 million are designated as 5.60% Series C senior notes due June 29, 2033 (collectively, the “Notes”). Combined, the Notes are expected to have a weighted average tenor of approximately 5.4 years and a weighted average fixed interest rate of 5.44%. The Notes will be required to be absolutely and unconditionally guaranteed by certain subsidiaries of the Company that guarantee certain primary credit facilities of the Company (if any), although no subsidiary guarantees of the Notes are currently expected at the time of issuance. The Notes are expected to be issued on June 29, 2026, subject to customary closing conditions. The Company intends to use the net proceeds from the offering for general corporate purposes, including the repayment of indebtedness. The Notes have not been and will not be registered under the Securities Act of 1933, as amended (the “Securities Act”) or any state or other jurisdictions’ securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state or other jurisdictions' securities laws. The Notes, when issued, will be sold in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act. This press release shall not constitute an offer to sell or the solicitation of an offer to buy any of these securities, nor shall there be any offer or sale of these securities in any state or other jurisdiction

NEWS RELEASE where, or to any person to whom, the offer, solicitation, or sale of these securities would be unlawful prior to the registration or qualification under the securities laws of any such state or other jurisdiction. About InvenTrust Properties Corp. InvenTrust Properties Corp. is a premier Sun Belt, multi-tenant essential retail REIT that owns, leases, redevelops, acquires and manages grocery-anchored neighborhood and community centers as well as high-quality power centers that often have a grocery component. Management pursues the Company's business strategy by acquiring retail properties in Sun Belt markets, opportunistically disposing of retail properties, and maintaining a flexible capital structure. A trusted, local operator bringing real estate expertise to its tenant relationships, IVT has built a strong reputation with market participants across its portfolio. For more information, please visit www.inventrustproperties.com. Forward-Looking Statements Disclaimer Forward-Looking Statements in this press release, which are not historical facts, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of InvenTrust's management and are subject to significant risks and uncertainties. Actual results may differ materially from those described in the forward-looking statements. Any statements made in this press release that are not statements of historical fact, including statements about the expected issuance of the Notes and timing of such issuance, the intended use of net proceeds from the offering, and our beliefs and expectations, are forward-looking statements. Forward-looking statements include information concerning possible or assumed future results of operations, including our guidance and descriptions of our business plans and strategies. These statements often include words such as "may," "should," “could,” "would," "expect," "intend," "plan," "seek," "anticipate," "believe," "estimate," "target," "project," "predict," "potential," "continue," "likely," "will," "forecast," "outlook," "guidance," "suggest," and variations of these terms and similar expressions, or the negative of these terms or similar expressions. The following factors, among others, could cause actual results, financial position and timing of certain events to differ materially from those described in the forward-looking statements: interest rate movements; local, regional, national and global economic performance; the impact of inflation on the Company and on its tenants; competitive factors; the impact of e-commerce on the retail industry; future retailer store closings; retailer consolidation; retailers reducing store size; retailer bankruptcies; government policy changes, including the effects of recent tariffs and changes in global trade policies on the overall state of the economy; and any material market changes and trends that could affect the Company’s business strategy. For further discussion of factors that could materially affect the outcome of management's forward-looking

NEWS RELEASE statements and IVT's future results and financial condition, see the Risk Factors included in the Company's most recent Annual Report on Form 10-K, as updated by any subsequent Quarterly Reports on Form 10-Q, in each case as filed with the Securities and Exchange Commission. InvenTrust intends that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, except as may be required by applicable law. IVT cautions you not to place undue reliance on any forward-looking statements, which are made as of the date of this press release. IVT undertakes no obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If IVT updates one or more forward-looking statements, no inference should be drawn that IVT will make additional updates with respect to those or other forward-looking statements. For Additional Information Investor Relations Dan Lombardo Vice President of Investor Relations 630-570-0605 dan.lombardo@inventrustproperties.com